PFF BANCORP INC.

Investor Overview

June 2003

Building on New Opportunities

Certain information included herein or discussed in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). These forward-looking statements may relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, and statements regarding the Company's strategic objectives. These forward-looking statements are based upon current management expectations, and may therefore involve risks and uncertainties. The Company's actual results or performance may differ materially from those suggested, expressed, or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, the California real estate market, competitive conditions in the business and geographic areas in which the Company conducts its business, regulatory actions or changes and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K/A for the fiscal year ended March 31, 2003 and the exhibits attached to it, in the Company's reports to stockholders and in other communications by the Company, which are made in good faith by us pursuant to the "safe harbor" provisions of the Act. We do not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company or any of its subsidiaries.

PFF BANCORP INC

PFF

BANCORP INC.

VISION STATEMENT

of PFF Bank & Trust

To Be The Leading, Full Service Community Bank In The Communities We Serve

PFF Bancorp, Inc. (PFB)

- Headquartered in Pomona, California
- Founded in 1892, IPO in 1996
- The second largest and only NYSE listed financial institution based in the rapidly expanding Inland Empire
- 26 branches
- "Customers First" service promise
- Seasoned management team
- Strong insider ownership
- Enhanced shareholder returns through share repurchase initiatives

PFF BANCORP INC

Earnings Growth and Stock Performance


$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Stock Price (1)
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Earnings per Share
FY 2000
FY 2001
FY 2002
FY 2003
Q 6/03*
Stock Price
EPS

(1) Stock price as of the last day of each calendar quarter

PFF BANCORP INC

Multiple Drivers of Earnings Growth

- Emphasizing the "Four Cs"
- Expanding lower-cost Core Deposits
- Leveraging the Hispanic Marketing program to capitalize on changing regional demographics
- Solidifying existing market presence through deliberate, strategic expansion
- Controlling operating expenses
- Maintaining sound asset quality
- Enhancing wealth management capabilities

Key Differentiators Attractive Market Opportunity – Inland Empire



NORTH
San Francisco
Los Angeles
San Diego
Los Angeles County
San Bernardino County
Riverside County
Orange County
San DiegoL County
Imperial County
Los Angeles County
San Bernardino County
Orange County
Riverside County
San Diego County
Imperial County

Key Differentiators

Attractive Market Opportunity
Inland Empire Population Growth

- Population of 3.4 million is greater than that of 21 other states
  - Projected to increase by almost 50% over the next 20 years, outpacing all but 5 states
- Higher personal income per capita than 20 other states
  - Personal income grew 6.8% during 2001
- Two of the fastest growing counties in the U.S.
  - Riverside #3
  - San Bernardino #6
- Five of the top 15 fastest growing cities in the U.S.

Source: Inland Empire Economic Partnership

Key Differentiators

Attractive Market Opportunity
Inland Empire Job Growth

- Companies migrating from Los Angeles, Orange, and San Diego Counties
  - More than 750 firms during the past six years
  - Labor costs are 5.5% lower than Los Angeles and Orange Counties
- Leads California in job growth
  - Calendar 2002 2.8% rate of job growth was nearly 5 times that of entire state
  - Projected 2003 Job Growth : 2.49 (5x California)
  - Responsible for 40% of total job creation in Southern California during the past 10 years

Source: Inland Empire Economic Partnership

PFF BANCORP

Examples of National Firms Migrating to the Inland Empire

1994-2001

Firm	Jobs	Firm	Jobs
Advanced Cardiovascular Systems	1,500	International Rectifier	320
AC Delco Logistics	184	K-Mart Distribution	400
Amtrak National Reservations	850	Lowe's Home Depot Logistics	600
BMW North America	125	M&M/Mars, Inc. Mfg. & Logistics	100
BN Santa Fe Railroad	230	National RV	100
Bridgestone/Firestone Distribution	237	Nestle Distribution Company	492
Cooper Tire & Rubber Distribution	280	Pacific Bell National Call Center	700
Dunlop Tire Distribution	200	Phillips Electronics Distribution	100
Fender Musical Instrument Manuf.	1,200	Pier 1 Imports Logistics	150
GE Capital	500	Staples, Logistics	479
General Motors Parts Distribution	200	Target Logistics	638
Goodyear Tire & Rubber Co.	100	Toyota Motor Sales USA	400
Hershey Manufacture & Distribution	150	United Airlines National Reservation	175
Fleetwood Motor Homes	1,200	UPS	2,500
Hilton reservations Worldwide	200	Wal-Mart Logistics	734
Home Depot Logistics	734	Walgreens Logistics	200
Home Shopping Network Logistics	500	Watson Pharmaceutical	500
International Paper	300	Wells Fargo Home Mortgage	300

PFF BANCORP INC

Focused Marketing Initiatives

- "Customers First" service promise
  - Largest deposit share in 7 of 20 communities served
  - Top 3 deposit share in 12 of 20 communities served
  - Market share growth outpaced total market growth in 10 of the 20 markets served
  - Ranks #2 in aggregate total deposits for the 20 communities served
- Hispanic marketing initiatives target a rapidly growing population
  - 2000 Census: Growth in the Hispanic population
    - 34% for the State of California
    - 72% in Riverside County, 66% in San Bernardino County
- Hispanic owned businesses increased 125% from 1992 through 1998 - growing at 3x the rate of all other groups

Sources: California Department of Finance, Demographic Research Unit and California State Census Data Center

PFF BANCORP INC

Hispanic Marketing
(April 1, 2002 – March 31, 2003)

# New Hispanic Deposit HH:	2,171	(+30%)
New Hispanic Deposit HH $:	$11,745,403	(+20%)
% of Total New Deposit HH :	27%	
Net Deposit Growth in Hisp. HH:	$16, 734,015	(+17%)

PFF BANCORP INC

Exceptionally Strong Brand Advocacy

Consumer Market

- Not only are PFF customers loyal, but they are also strong advocates of the brand


Would Recommend
100%
80%
60%
40%
20%
0%
90%
67%
82%
50%
78%
44%
67%
29%
Probably
Definitely
PFF
Wa Mu
Wells Fargo
Bank of America

Q How likely are you to recommend (PRIMARY BANK) to a friend or relative?

BANCORP

Exceptionally Strong Brand Advocacy

Business Market



Would Recommend
100%
80%
60%
40%
20%
0%
94%
63%
86%
66%
70%
36%
65%
29%
PFF
Wa Mu
Bank of America
Wells Fargo
Probably
Definitely

Q How likely are you to recommend (PRIMARY BANK) to a friend or relative?

Strategic Initiatives in Progress

- Expansion of branch network
  - Fiscal '03 – Fontana and Chino
  - Fiscal '04 – Yucaipa, Hispanic prototype Branch
- Established a construction lending office in Central California March 2003.
  - Capture a greater share of robust housing market
  - Gain additional geographic diversification
- Formed a specialized real estate lending subsidiary April 2003
  - Leverage extensive knowledge of markets and developers to gain enhanced returns
- Continued expansion of Glencrest Investment Advisors, Inc.

PFF BANCORP INC

Increasingly Retail Oriented Asset Base



(In billions)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
3/00
3/01
3/02
3/03
6/03

	3/00	3/01	3/02	3/03	6/03
Assets	$3,034,023	$2,886,431	$3,042,932	$3,154,024	$3,114,889
Loans, Net	2,326,702	2,285,307	2,494,667	2,688,950	2,686,548
Secutities	559,759	447,493	356,215	330,313	303,977

PFF BANCORP INC

Loan Origination Focus on the Four Cs



4Cs % of Originations
Yield
100%
90%
80%
70%
60%
50%
40%
30%
20%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
FY 3/00
FY 3/01
FY 3/02
FY 3/03
Q 6/03*

	FY 3/00	FY 3/01	FY 3/02	FY 3/03	Q 6/03*
4Cs % of Originations	66%	92%	83%	82%	82%
Construction & Land	$567,360	$566,101	$740,573	$1,046,034	$1,105,484
Commercial R.E.	29,370	103,454	125,544	159,650	191,464
Consumer	95,674	126,252	129,077	143,753	147,593
Commercial Business	140,558	173,454	192,762	190,133	221,179
Residential	435,362	80,274	245,865	333,176	368,486
Total Originations	1,268,324	1,049,535	1,433,821	1,872,746	2,034,206
Weighted Avg. Initial Rate	8.25%	10.07%	7.30%	6.36%	6.01%

* Annualized

PFF BANCORP INC

Shift to Higher Yielding Loan Product

% of Gross Loans


35%
30%
25%
20%
15%
10%
5%
0%
3/00
3/01
3/02
3/03
6/03

	3/00	3/01	3/02	3/03	6/03
Construction & Land	20.2%	23.4%	25.3%	30.3%	30.9%
Commercial R.E.	6.6%	9.2%	11.0%	12.7%	13.4%
Consumer	5.0%	6.3%	5.6%	4.8%	5.0%
Commercial Business	4.8%	5.2%	5.5%	5.1%	4.9%
Aggregate Four Cs	36.6%	44.1%	47.4%	52.9%	54.2%
Gross Balance (000's)	$935,188	$1,125,587	$1,335,036	$1,655,663	$1,705,529
Undisbursed Constr Funds (000's)	198,656	237,547	288,231	405,908	424,788

PFF BANCORP INC

Maintaining Sound Asset Quality


% of Loans
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
3/00
3/01
3/02
3/03
6/03

	3/00	3/01	3/02	3/03	6/03
NPL/Gross Loans	.21%	.45%	.16%	.59%	.71%
Allowance/Gross Loans	1.09%	1.22%	1.11%	.99%	.93%
Net Charge-Offs/Avg. Loans	.11%	.07%	.19%	.20%	.38%
ALLL Balance	$ 27,838	$ 31,022	$ 31,359	$ 31,121	$ 29,223

PFF BANCORP INC

Growth in Lower Cost Deposits



% of Deposits
35%
30%
25%
20%
15%
10%
5%
0%
3/00
3/01
3/02
3/03
6/03

(In thousands)

	3/00	3/01	3/02	3/03	6/03
NOW & DDA	$229,603	$262,358	$ 505,879	$793,605	$801,485
Savings & MMA	509,592	541,543	578,550	610,130	641,567
Total Core	739,195	803,901	1,084,429	1,403,739	1,443,052
C.D.	1,167,339	1,217,360	1,084,535	922,369	898,824
Total Deposits	1,906,534	2,021,261	2,168,964	2,326,108	2,341,876

PFF BANCORP INC

Expanding Net Interest Spread

(In millions)


4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
2.80%
2.60%
2.40%
$130
$120
$110
$100
$90
$80
$70
$60
FY 3/00
FY 3/01
FY 3/02
FY 3/03
Q 6/0*

Average Yield	7.50%	8.23%	7.44%	6.25%	5.74%
Average Cost	4.69%	5.30%	3.93%	2.66%	1.96%
Net Int. Income	$88,413	$96,478	$111,107	$113,129	$120,192
Interest Spread	2.81%	2.93%	3.51%	3.59%	3.78%
Effective Spread	3.09%	3.31%	3.83%	3.81%	3.94%

* Annualized

PFF BANCORP INC

Recurring Fee Income


% Assets
0.65%
0.60%
0.55%
0.50%
0.45%
0.40%
0.35%
0.30%
FY 3/00
FY 3/01
FY 3/02
FY 3/03
Q 6/03*

(In thousands)	FY 3/00	FY 3/01	FY 3/02	FY 3/03	Q 6/03*
Deposit Fees	$9,136	$ 8,969	$ 9,427	$10,561	$11,324
Loan Fees	3,847	3,854	4,972	5,262	6,372
Trust Fees	2,098	2,137	2,086	2,142	2,228
% Average Assets	.51%	.50%	.55%	.59%	.63%

* Annualized

PFF BANCORP INC

Focus on Efficiency


Efficiency
G & A
80%
75%
70%
65%
60%
55%
50%
45%
2.50%
2.40%
2.30%
2.20%
2.10%
2.00%
1.90%
1.80%
1.70%
FY 3/00
FY 3/01
FY 3/02
FY 3/03
Q 6/03

	FY 3/00	FY 3/01	FY 3/02	FY 3/03	Q 6/03
Efficiency Ratio	52.34%	51.51%	48.48%	51.27%	52.83%
G & A/Avg. Assets	1.87%	1.92%	2.09%	2.20%	2.40%
Compensation & Benefits	$ 29,475	$ 30,332	$ 34,319	$ 37,160	$ 42,692
All Other Operating Expenses	26,031	26,734	27,808	29,439	32,648

PFF BANCORP INC

Consistent Focus on Shareholder Returns



ROAE
ROAA
15%
14%
13%
12%
11%
10%
1.30%
1.10%
0.90%
0.70%
0.50%
FY 3/00
FY 3/01
FY 3/02
FY 3/03
Q 6/03

	FY 3/00	FY 3/01	FY 3/02	FY 3/03	Q 6/03
ROAE	11.91%	11.81%	12.80%	12.39%	13.23%
ROAA	.90%	.95%	1.19%	1.16%	1.19%
Capital/Assets	7.31%	8.94%	9.34%	8.66%	9.19%
Share Repurchases	2,200,000	145,000	510,100	1,813,200	16,500

PFF BANCORP

Investment Appeals

- Strong regional economy
- Successful transformation from traditional thrift to community bank
- Emphasis on organic expansion, rather than growth through acquisition
- Strong management team with extensive experience
- Increasing brand loyalty
- Favorable competitive position
- Efficient use of capital
- ISS Corporate Governance Quotient at the 94th Percentile

PFF BANCORP INC